----------------------------------------------
HIGH NET WORTH INVESTORS--CAPITAL APPRECIATION
----------------------------------------------

Alliance Select
Investor Series
- Premier Portfolio

Semi-Annual Report
April 30, 2000


                            AllianceCapital [LOGO](R)
                      The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS

June 4, 2000

Dear Shareholder:

This report provides you with an update of the performance and market activity of Alliance Select Investor Series Premier Portfolio (the "Portfolio") for the semi-annual reporting period ended April 30, 2000.

Investment Objective and Policies

Alliance Select Investor Series Premier Portfolio seeks long-term growth of capital through all market conditions, by investing primarily in a non-diversified portfolio of equity securities of large, intensively researched, high-quality companies that are judged likely to achieve superior earnings growth.

Investment Results

The following table provides performance data for the Fund and its benchmarks as represented by the Standard & Poor's ("S&P") 500 Stock Index and the Russell 1000 Growth Stock Index.

INVESTMENT RESULTS*
Periods Ended April 30, 2000

                                                          ----------------------
                                                              Total Returns
                                                          ----------------------
                                                          6 Months     12 Months
--------------------------------------------------------------------------------

Alliance Select
Investor
Premier
Portfolio
  Class A                                                   15.16%        27.18%
--------------------------------------------------------------------------------
  Class B                                                   14.75%        26.27%
--------------------------------------------------------------------------------
  Class C                                                   14.75%        26.27%
--------------------------------------------------------------------------------
S&P 500
Stock Index                                                  7.18%        10.12
--------------------------------------------------------------------------------
Russell 1000
Growth Stock
Index                                                       18.72%        27.57
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value of each class of shares as of April 30, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The unmanaged Russell 1000 Growth Stock Index consists of 1000 of the largest stocks representing approximately 87% of the U.S. equity market. The indices reflect no fees or expenses. An investor cannot invest directly in the indices and their results are not indicative of the performance for any specific investment, including Alliance Select Investor Series Premier Portfolio.

      Additional investment results appear on pages 6-9.

The main reason for the Portfolio's over- and underperformance versus the two benchmarks during the period under review was the Fund's weighting in technology relative to the benchmarks. The S&P 500 Stock Index's technology weighting at fiscal year end, was in the low 30%'s while the Russell 1000 Growth Stock Index weighting was approximately 50%. The Fund ended the year with a technology weighting in the high 40%'s.


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                        ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

The Year in Review

During the past six-month period ended April 30, 2000, the market leadership went from rewarding hyper-growth companies like the technology sector to a market that rewarded more traditional growth sectors like pharmaceuticals. This rotation into perceived safer sectors resulted from the uncertainty in the market created by the Federal Reserve Bank (the "Fed"). While the Fed probably will raise rates a few more times this year in order to slow down the economy and control inflation, the Fed's goal is the same as most equity investors'. The Fed wants to prolong a moderate growth, moderate inflationary economy for the foreseeable future. This environment is good for corporate earnings and valuations.

We believe that growth investing (either hyper or traditional) will remain the preferred approach for the foreseeable future. However, we also believe that there will be several of these hyper-growth stocks that, due to stretched valuations, will be volatile in the near term. In general, while many "value" stocks appear cheap on several valuation metrics, their ability to generate strong earnings growth in a "zero-pricing-power" environment remains questionable. Ultimately, stock prices must follow their earnings fundamentals, which is why we believe "growth", broadly defined but concentrated in the consumer, health care, technology and financial sectors, will retain its favored status in the year ahead.

The solid performance of the Fund during the six-month period was attributable to good stock selection. In the growth sectors, the Fund benefited from continued strong stock selections in its top ten holdings such as Nokia Corp., Cisco Systems Inc., and Tyco International Ltd., which performed well. Using proceeds from partial sales of Nokia Corp., Dell Computer Corp. and Cisco Systems Inc., on price strength, we began to establish small (less than 1%) holdings in a handful of mid-cap, hyper-growth names like PMC-Sierra Inc., E-tek Dynamics Inc., Network Solutions Inc. and Veritas Software Corp. These positions, which have some admittedly stretched valuations, but in all cases have good earnings, are in most cases growing at or near 100% annually. As a package, these holdings accounted for a couple percent of the Fund's gross long positions.

Consistent with trimming some of our large-cap technology positions, we used some of the proceeds to continue to add to our favorite low price/earnings ("P/E") financial and health care stocks. Poor relative stock price performance in the banking, credit card lending and insurance industries has created attractive "buy" candidates. We believe these "buy low/sell high" portfolio actions will benefit both the risk


--------------------------------------------------------------------------------
2 o ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

and reward scenarios over the next several quarters.

As of April 30, 2000, the short positions in the Fund mainly consisted of written calls against market indices. Due to the increased volatility in the market, we are attempting to both capture the expensive premiums implied in the written calls and also provide some downside protection.

Market Environment and Outlook

As we have discussed before, our investment philosophy is predicated on the correct marriage of prospective fundamentals and valuation. Our outlook for the U.S. economy and financial markets remains favorable. However, we acknowledge that the Goldilocks economy has gradually changed in recent years toward an information technology economy. The real domestic economy grew much faster than our forecasted 2.5% to 3.5% to an impressive 7% rate in the December quarter of 1999, and 5.4% in the March quarter of 2000. This above trend economic growth has created robust corporate profits that have exceeded 10%. Even with a much stronger economy, inflation, the key economic fundamental, remains under control. Labor's productivity improvements (approximately 2% to 4% annually) offset healthy nominal wage gains of 3.5% to 4.0%, which underpins our confidence in the continuation of moderate inflation. Also, U.S. consumers and corporate purchasing departments remain steadfast against price increases. Our ongoing focus will be on productivity and unit labor cost trends, since real labor costs represent two-thirds of the consumer price index ("CPI").

We do acknowledge, however, that the risk of a synchronized global recovery has increased, which could lead to an overheated situation. This is mitigated by our view that U.S. consumer demand will have to slow sometime in the next several quarters. A rise in rates, especially mortgages, and a modest slump in the stock market will likely dampen future consumer spending. We believe the recent hike was the start of a deliberate program designed to slow annual increases in consumer spending to 4% (in line with annual wage growth) and therefore throttle the economy. From the current 6.5% federal funds level, we believe there is a likelihood of a couple of more Fed rate hikes during the year. To be more succinct, Federal Bank Chairman Greenspan, now in his legacy term, will continue to do what it takes by raising fed rates until potentially dangerous consumer overspending is quelled.

Portfolio Strategy

Consistent with our prior guidance, which expressed absolute valuation concerns, our full year 2000 expectations are for U.S. equity market returns in the historical trend rate range of 7% to 10% in-line with corporate profits growth with elevated volatility. Given that the S&P 500 Stock Index was up


--------------------------------------------------------------------------------
                        ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

an impressive 21% for 1999, we have structured the portfolio more defensively. Accordingly, we have moved our net long position back down to the 95% to 100% level within an 80% to 120% range. We would, however, adopt even stronger protection if the bond market were to weaken significantly from current levels. Conversely, if bonds were to strengthen and we felt Federal Bank Chairman Greenspan was nearing the end of his tightening actions, we would become more bullish by increasing the net long position to above 100%.

Recognizing that current stock prices reflect future corporate performance, we remain fundamentally focused on identifying the strongest prospective corporate earnings for the best available prices. We will continue to capture rich risk premiums by selling at-the-money and slightly in-the-money calls on the S&P 500 Stock Index and NASDAQ, while purchasing cheap S&P 500 Stock Index puts for downside protection if we see the need. It is important, however, to remember that this is a long-biased Fund; therefore, it will not provide absolute protection if the market should experience a sustained decline.

At the end of the quarter, the Fund's gross long portfolio had a weighted average P/E multiple of 32x for 25% projected 2000 earnings growth versus 25x for 9% earnings growth for the S&P 500 Stock Index. Despite absolute valuation concerns, we believe that the best relative investment opportunity is to stay with our long portfolio positions which provide strong relative earnings growth (three times the market's growth rate) for only a reasonable 25% premium to the market's valuation. Our rigorous bottom-up, company specific research process is especially important in today's environment where companies with disappointing fundamentals are treated harshly by the market. Our specific strategy ignores the media hype toward "new/old" stocks and concentrates on identifying strong fundamentals on a company by company basis in the "real" economy.


--------------------------------------------------------------------------------
4 o ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

[PHOTO] John D. Carifa

[PHOTO] Alfred Harrison

[PHOTO] Michael J. Reilly

Portfolio Managers, Alfred Harrison and Michael J. Reilly, both have received industry-wide recognition for their performance records and have over 49 years of combined investment experience.

Thank you for your continued interest in Alliance Select Investor Series Premier Portfolio. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Alfred Harrison

Alfred Harrison
Senior Vice President


/s/ Michael J. Reilly

Michael J. Reilly
Vice President


--------------------------------------------------------------------------------
                        ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
7/31/98* TO 4/30/00

                               [GRAPHIC OMITTED]

  [The following table was depicted as a growth chart in the printed material.]

                              [PLOT POINTS NEEDED]

                                                          4/30/00

Russell 1000 Growth Stock Index:                          $15,758

Alliance Select Investor Series Premier Portfolio:        $15,687

S&P 500 Stock Index:                                      $13,258

This chart illustrates the total value of an assumed $10,000 investment in Alliance Select Investor Series Premier Portfolio Class A shares (from 7/31/98 to 4/30/00) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged Russell 1000 Growth Stock Index consists of 1000 of the largest stocks representing approximately 87% of the U.S. equity market.

When comparing Alliance Select Investor Series Premier Portfolio to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index and its results are not indica tive of any specific investment, including Alliance Select Investor Series Premier Portfolio.

*     Closest month-end after Fund's Class A share inception date of 7/29/98.


--------------------------------------------------------------------------------
6 o ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

               Alliance Select Investor Series Premier Portfolio--
                            Yearly Periods Ended 4/30
--------------------------------------------------------------------------------
                    Alliance Select Investor Series-  Russell 1000 Growth
                            Premier Portfolio              Stock Index
--------------------------------------------------------------------------------
      4/30/99*                    28.40%                      23.52%
      4/30/00                     27.18%                      27.57%

Past performance in no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. The unmanaged Russell 1000 Growth Stock Index consists of 1000 of the largest stocks representing approximately 87% of the U.S. equity market. The indices reflect no fees or expenses. An investor cannot invest directly in an index and its results are not indicative of the performance for any specific investment including Alliance Select Investor Series Premier Portfolio.

* The Fund's return for the period ended 4/30/99 is from the Fund's inception date of 7/29/98. The benchmark's return for the period ended 4/30/99 is from 7/31/98 through 4/30/99.


--------------------------------------------------------------------------------
                        ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
April 30, 2000 (unaudited)

INCEPTION DATE
(Class A Shares)
7/29/98

PORTFOLIO STATISTICS
Assets ($mil): $431.7
Median Market Capitalization ($mil): $113,016

SECTOR BREAKDOWN

Technology:
14.27% Communication Equipment
 4.79% Computer Hardware
  .30% Computer Services
 5.65% Computer Software                     [PIE CHART OMITTED]
15.85% Equity Options
  .92% Internet Content
 5.95% Networking Software
14.16% Semiconductor Components

Consumer Services:
 9.08% Broadcasting & Cable
 1.13% Entertainment & Leisure
 5.41% Retail - General Merchandise
 4.28% Telecommunications

Finance:
 6.58% Brokerage & Money Management
  .85% Mortgage Banking
 1.21% Miscellaneous

Health Care:
 1.03% Medical Products

Multi-Industry:
 3.51% Capital Goods

 5.03% Short-Term

HOLDINGS BY ISSUER COUNTRY:

82.10% United States
 8.05% Finland
 3.02% United Kingdom                        [PIE CHART OMITTED]
 5.03% Short-Term
 1.80% Canada

All data as of April 30, 2000. Sector and country breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
8 o ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF APRIL 30, 2000

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
              1 Year                       27.18%                    21.77%
     Since Inception*                      32.13%                    28.94%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
              1 Year                       26.27%                    22.27%
     Since Inception*                      31.07%                    29.68%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
              1 Year                       26.27%                    25.27%
     Since Inception*                      31.07%                    31.07%

SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF THE MOST RECENT QUARTER-END
(MARCH 31, 2000)

                                      Class A           Class B         Class C
--------------------------------------------------------------------------------
              1 Year                    25.74%            26.44%          29.44%
     Since Inception*                   34.26%            35.24%          36.69%

The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date: 7/29/98 for all share Classes.


--------------------------------------------------------------------------------
                        ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO o 9

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
April 30, 2000 (unaudited)

                                                                      Percent of
Company                                               Value           Net Assets
--------------------------------------------------------------------------------
Nokia Corp. ADR(a)                            $  35,518,750                 8.2%
--------------------------------------------------------------------------------
Intel Corp.                                      30,194,056                 7.0
--------------------------------------------------------------------------------
Applied Materials, Inc.                          23,029,987                 5.3
--------------------------------------------------------------------------------
Tyco International Ltd.(a)                       21,924,146                 5.1
--------------------------------------------------------------------------------
Cisco Systems, Inc.                              20,867,766                 4.8
--------------------------------------------------------------------------------
Dell Computer Corp.                              18,957,275                 4.4
--------------------------------------------------------------------------------
AT&T Corp.-Liberty Media Group Cl. A             17,159,474                 4.0
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                 13,745,925                 3.2
--------------------------------------------------------------------------------
Citigroup, Inc.(a)                               13,675,445                 3.2
--------------------------------------------------------------------------------
Vodafone AirTouch PLC (common, ADR)(a)           13,373,011                 3.1
--------------------------------------------------------------------------------
                                              $ 208,445,835                48.3%

MAJOR PORTFOLIO CHANGES
Six Months Ended April 30, 2000 (unaudited)

                                              ----------------------------------
                                                           Shares+
                                              ----------------------------------
Purchases                                        Bought        Holdings 4/30/00
--------------------------------------------------------------------------------
Vodafone AirTouch PLC (common)                1,320,807               1,320,807
--------------------------------------------------------------------------------
Nokia Corp. ADR                                 518,500                 626,000
--------------------------------------------------------------------------------
AT&T Wireless Group, Inc.                       244,500                 244,500
--------------------------------------------------------------------------------
Applied Materials, Inc.                         201,300                 226,200
--------------------------------------------------------------------------------
Tyco International Ltd.                         183,000                 337,444
--------------------------------------------------------------------------------
Cisco Systems, Inc.                             157,500                 301,000
--------------------------------------------------------------------------------
Citigroup, Inc.                                 145,000                 201,875
--------------------------------------------------------------------------------
Oracle Corp.                                    124,800                 124,800
--------------------------------------------------------------------------------
Associates First Capital Corp.                  100,000                 176,000
--------------------------------------------------------------------------------
Kohl's Corp.                                     99,100                 148,200
--------------------------------------------------------------------------------

Sales                                              Sold        Holdings 4/30/00
--------------------------------------------------------------------------------
Schering-Plough Corp.                           187,200                      -0-
--------------------------------------------------------------------------------
Pfizer, Inc.                                    123,400                      -0-
--------------------------------------------------------------------------------
Lowe's Cos., Inc.                                92,800                      -0-
--------------------------------------------------------------------------------
MCI WorldCom, Inc.                               74,800                      -0-
--------------------------------------------------------------------------------
Dayton Hudson Corp.                              74,200                      -0-
--------------------------------------------------------------------------------
America Online, Inc.                             45,800                      -0-
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                         44,600                      -0-
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                            44,400                      -0-
--------------------------------------------------------------------------------
Sprint Corp.                                     35,000                      -0-
--------------------------------------------------------------------------------
Bank of America Corp.                            30,400                      -0-
--------------------------------------------------------------------------------

(a)   Adjusted for market value of call options purchased and written.

+     Adjusted for stock splits.


--------------------------------------------------------------------------------
10 o ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
April 30, 2000 (unaudited)

Company                                                Shares             Value
--------------------------------------------------------------------------------

Common Stocks-81.1%

Technology-47.1%
Communication Equipment-14.6%
Corning, Inc. ..............................           36,600     $   7,228,500
EMC Corp.(a)(b) ............................           88,800        12,337,650
Nokia Corp. ADR (Finland) ..................          626,000        35,603,750
Nortel Networks Corp. ......................           70,100         7,938,825
                                                                  -------------
                                                                     63,108,725
                                                                  -------------
Computer Hardware-4.9%
Dell Computer Corp.(a) .....................          378,200        18,957,275
Lexmark International Group, Inc.(a) .......           18,800         2,218,400
                                                                  -------------
                                                                     21,175,675
                                                                  -------------
Computer Services-0.3%
Comdisco, Inc. .............................           43,200         1,341,900
                                                                  -------------
Computer Software-5.8%
Microsoft Corp.(a) .........................          183,100        12,771,225
Oracle Corp.(a)(b) .........................          124,800         9,976,200
Veritas Software Corp.(a) ..................           20,700         2,220,398
                                                                  -------------
                                                                     24,967,823
                                                                  -------------
Internet Content-0.9%
Network Solutions, Inc.(a) .................           17,200         2,545,600
PSInet, Inc.(a) ............................           65,000         1,507,188
                                                                  -------------
                                                                      4,052,788
                                                                  -------------
Networking Software-6.1%
Cisco Systems, Inc.(a)(b) ..................          301,000        20,867,766
E-Tek Dynamics, Inc.(a) ....................           26,700         5,466,825
                                                                  -------------
                                                                     26,334,591
                                                                  -------------
Semiconductor Components-14.5%
Applied Materials, Inc.(a)(b) ..............          226,200        23,029,987
Intel Corp.(b) .............................          238,100        30,194,056
PMC-Sierra, Inc.(a) ........................           17,500         3,357,812
Texas Instruments, Inc. ....................           37,200         6,058,950
                                                                  -------------
                                                                     62,640,805
                                                                  -------------
                                                                    203,622,307
                                                                  -------------
Consumer Services-20.4%
Broadcasting & Cable-9.3%
AMFM, Inc.(a) ..............................           96,400         6,398,550
AT&T Corp.-Liberty Media Group Cl. A(a) ....          343,619        17,159,474
CBS Corp. ..................................           56,400         3,313,500
Clear Channel Communications, Inc.(a) ......           30,000         2,160,000
MediaOne Group, Inc.(a)(b) .................          147,000        11,116,875
                                                                  -------------
                                                                     40,148,399
                                                                  -------------
Entertainment & Leisure-1.2%
Time Warner, Inc.(c) .......................           55,800         5,018,512
                                                                  -------------


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                Shares             Value
--------------------------------------------------------------------------------

Retail-General Merchandise-5.5%
Costco Wholesale Corp.(a) ..................           93,500     $   5,054,844
Home Depot, Inc. ...........................           71,850         4,028,091
Kohl's Corp.(a)(b) .........................          148,200         7,113,600
Target Corp.(b) ............................           74,200         4,938,938
The Gap, Inc. ..............................           75,700         2,781,975
                                                                  -------------
                                                                     23,917,448
                                                                  -------------
Telecommunications-4.4%
AT&T Wireless Group(a) .....................          244,500         7,778,156
Vodafone AirTouch PLC ......................        1,320,807         6,076,136
Vodafone AirTouch PLC ADR (United Kingdom) .          107,500         5,052,500
                                                                  -------------
                                                                     18,906,792
                                                                  -------------
                                                                     87,991,151
                                                                  -------------
Finance-8.9%
Brokerage & Money Management-6.8%
Citigroup, Inc.(b) .........................          201,875        11,998,945
Morgan Stanley Dean Witter & Co. ...........          179,100        13,745,925
The Goldman Sachs Group, Inc. ..............           36,100         3,366,325
                                                                  -------------
                                                                     29,111,195
                                                                  -------------
Mortgage Banking-0.9%
Freddie Mac(b) .............................           81,800         3,757,687
                                                                  -------------
Miscellaneous-1.2%
Associates First Capital Corp. Cl. A(b) ....          176,000         3,905,000
MBNA Corp. .................................           54,620         1,450,844
                                                                  -------------
                                                                      5,355,844
                                                                  -------------
                                                                     38,224,726
                                                                  -------------
Healthcare-1.1%
Medical Products-1.1%
Medtronic, Inc. ............................           88,000         4,570,500
                                                                  -------------
Multi-Industry-3.6%
Capital Goods-3.6%
Tyco International Ltd.(a) .................          337,444        15,501,334
                                                                  -------------
Total Common Stocks
   (cost $270,799,699) .....................                        349,910,018
                                                                  -------------


--------------------------------------------------------------------------------
12 o ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                          Contracts(d)             Value
--------------------------------------------------------------------------------

Call Options Purchased-16.2%(a)
American International Group, Inc
   expiring Jan '01 @ $56(e) ...............              300     $   2,109,375
AT&T Corp.
   expiring Jul '00 @ $30 ..................              500           856,250
Bristol-Myers Squibb Co.
   expiring Jan '01 @ $35 ..................              500         1,018,750
Citigroup, Inc.
   expiring Jan '01 @ $40 ..................              745         1,676,500
Colgate-Palmolive Co.
   expiring Jan '01 @ $30 ..................              650         1,868,750
   expiring Jan '01 @ $35 ..................              300         1,108,125
General Electric Co.
   expiring Jan '01 @ $60 ..................               95           942,875
Home Depot, Inc.
   expiring Jan '01 @ $30(f) ...............              150           427,500
   expiring Jan '01 @ $40(f) ...............            1,000         4,125,000
Lowe's Cos., Inc.
   expiring Jan '01 @ $30 ..................            1,400         3,045,000
MBNA Corp.
   expiring Jan '01 @ $15 ..................            4,960         6,014,000
MediaOne Group, Inc.
   expiring Jul '00 @ $50 ..................              500         1,312,500
Merrill Lynch & Co., Inc.
   expiring Jan '01 @ $45 ..................              495         2,889,563
Pfizer, Inc.
   expiring Jan '01 @ $23.375 ..............            1,500         2,990,625
Schering-Plough Corp.
   expiring Jan '01 @ $20 ..................            3,170         6,775,875
Sprint Corp.
   expiring Jan '01 @ $37.50 ...............            1,545         4,017,000
Time Warner, Inc.
   expiring Jan '01 @ $35 ..................              430         2,198,375
   expiring Jan '01 @ $40 ..................              240         1,038,000
   expiring Jan '01 @ $50 ..................              375         2,132,812
Tyco International Ltd.
   expiring Jan '01 @ $15 ..................            2,015         6,422,812
United Technologies Corp.
   expiring Jan '01 @ $35 ..................            1,175         3,304,688
Vodafone AirTouch PLC
   expiring Jan '01 @ $35 ..................            1,350         2,244,375
Wal-Mart Stores, Inc.
   expiring Jan '01 @ $35 ..................              600         1,395,000
Warner-Lambert Co.
   expiring Jan '01 @ $60 ..................            1,780        10,168,250
                                                                  -------------

Total Call Options Purchased
   (cost $66,620,597) ......................                         70,082,000
                                                                  -------------


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                    Principal
                                                       Amount
                                                        (000)
Company                                       or Contracts(d)             Value
--------------------------------------------------------------------------------

Short Term Investment-5.2%
Commercial Paper-5.2%
General Electric Capital Corp. .............
   6.03%, 5/01/00
   (amortized cost $22,240,000) ............          $22,240     $  22,240,000
                                                                  -------------

Total Investments-102.5%
   (cost $359,660,296) .....................                        442,232,018
                                                                  -------------

Call Options Written-(1.0%)(a)
NASDAQ 100 Index
   expiring May '00 @ $3,500 ...............               20          (730,000)
   expiring May '00 @ $3,600 ...............               35        (1,057,000)
   expiring May '00 @ $3,700 ...............               18          (414,000)
Nokia Corp. ADR (Finland)
   expiring May '00 @ $52.50 ...............              170           (85,000)
Standard & Poor's 100 Index
   expiring May '00 @ $1,425 ...............              320        (1,632,000)
   expiring May '00 @ $1,450 ...............               70          (259,000)
                                                                  -------------

Total Call Options Written
   (premiums received $3,845,049) ..........                         (4,177,000)
                                                                  -------------

Total Investments, Net of Outstanding
   Call Options Written-101.5%
   (cost $355,815,247) .....................                        438,055,018
Other assets less liabilities-(1.5%) .......                         (6,337,343)
                                                                  -------------

Net Assets-100% ............................                      $ 431,717,675
                                                                  =============

(a)   Non-income producing security.

(b) Security, or a portion thereof, which has been segregated to collateralize written call options and short sales. This collateral has a total market value of approximately $99,972,600.

(c) Security trades with preferred stock purchase rights expiring January 20, 2004.

(d)   One contract relates to 100 shares unless indicated otherwise.

(e)   One contract relates to 125 shares.

(f)   One contract relates to 150 shares.

      Glossary:
      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2000 (unaudited)

Assets
Investments in securities, at value (cost $359,660,296) ................   $ 442,232,018
Cash ...................................................................       1,567,693
Receivable for investment securities sold ..............................      26,780,572
Receivable for capital stock sold ......................................       2,573,209
Interest and dividends receivable ......................................          98,653
Other assets ...........................................................          10,000
                                                                           -------------
Total assets ...........................................................     473,262,145
                                                                           -------------
Liabilities
Outstanding call options written, at value (premiums
   received $3,845,049) ................................................       4,177,000
Payable for investment securities purchased ............................      36,052,408
Payable for capital stock redeemed .....................................         474,403
Advisory fee payable ...................................................         401,737
Distribution fee payable ...............................................         273,734
Accrued expenses .......................................................         165,188
                                                                           -------------
Total liabilities ......................................................      41,544,470
                                                                           -------------
Net Assets .............................................................   $ 431,717,675
                                                                           =============
Composition of Net Assets
Capital stock, at par ..................................................   $      26,915
Additional paid-in capital .............................................     336,286,647
Accumulated net investment loss ........................................      (2,920,726)
Accumulated net realized gain on investments,
   written options, short sales, foreign currency and
   futures transactions ................................................      16,085,068
Net unrealized appreciation of investments and
   options written denominated assets and liabilities ..................      82,239,771
                                                                           -------------
                                                                           $ 431,717,675
                                                                           =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($131,569,751/8,123,330 shares of capital stock
   issued and outstanding) .............................................          $16.20
Sales charge--4.25% of public offering price ...........................             .72
                                                                                  ------
Maximum offering price .................................................          $16.92
                                                                                  ======
Class B Shares
Net asset value and offering price per share
   ($183,629,401/11,497,061 shares of capital stock
   issued and outstanding) .............................................          $15.97
                                                                                  ======
Class C Shares
Net asset value and offering price per share
   ($116,518,523/7,294,574 shares of capital stock
   issued and outstanding) .............................................          $15.97
                                                                                  ======

See notes to financial statements.


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO o 15

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2000 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld
   of $21,850) ..................................   $    539,234
Interest ........................................        370,350
                                                    ------------
Total Income ....................................                  $    909,584
Expenses
Advisory fee ....................................      2,138,047
Distribution fee - Class A ......................        166,120
Distribution fee - Class B ......................        773,047
Distribution fee - Class C ......................        455,763
Custodian .......................................         69,919
Transfer agency .................................         67,362
Administrative fee ..............................         62,000
Audit and legal .................................         36,825
Printing ........................................         17,339
Registration ....................................         15,949
Directors' fees .................................         13,000
Miscellaneous ...................................          1,776
Interest expense on short sales .................         13,163
                                                    ------------
Total expenses ..................................                     3,830,310
                                                                   ------------
Net investment loss .............................                    (2,920,726)
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments, Short Sales,
Options Written, Futures and
Foreign Currency Transactions
Net realized gain on investment
   transactions .................................                    25,573,313
Net realized gain on foreign currency
   transactions .................................                         9,995
Net realized loss on futures transactions .......                      (198,177)
Net realized loss on written option
   transactions .................................                    (9,671,398)
Net realized gain on short sale
   transactions .................................                       522,544
Net change in unrealized
   appreciation/depreciation of investments,
   short sales and options written ..............                    31,885,845
                                                                   ------------
Net gain on investments .........................                    48,122,122
                                                                   ------------
Net Increase in Net Assets from
   Operations ...................................                  $ 45,201,396
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                Six Months
                                                   Ended           Year Ended
                                              April 30, 2000       October 31,
                                                (unaudited)           1999
                                              ==============      =============

Increase (Decrease) in Net Assets
from Operations
Net investment loss ......................     $  (2,920,726)     $  (3,820,954)
Net realized gain on investment,
   written option, short sale,
   foreign currency and futures
   transactions ..........................        16,236,277         10,641,202
Net change in unrealized
   appreciation/depreciation
   of investments, short sales
   and options written ...................        31,885,845         47,407,910
                                               -------------      -------------
Net increase in net assets from
   operations ............................        45,201,396         54,228,158
Distributions to Shareholders from:
Net realized gain on investments .........        (2,416,332)                -0-
Capital Stock Transactions
Net increase .............................       127,134,884        121,943,450
                                               -------------      -------------
Total increase ...........................       169,919,948        176,171,608
Net Assets
Beginning of year ........................       261,797,727         85,626,119
                                               -------------      -------------
End of period ............................     $ 431,717,675      $ 261,797,727
                                               =============      =============

See notes to financial statements


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Select Investor Series, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company which is a Maryland corporation, operates as a series company currently comprised of two portfolios, the Premier Portfolio and the Technology Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. The Premier Portfolio (the "Fund") offers Class A, Class B and Class C shares. Prior to commencement of operations on July 29, 1998, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10,000 shares of Class A and 10 shares of each of Class B and Class C for the aggregate amount of $100,000 on Class A shares and $100 on each of Class B and Class C shares on June 25, 1998. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.


1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or, if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on the Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, un-


--------------------------------------------------------------------------------
18 o ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

less this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from sales of investments and forward currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates would be reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

4. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-divi-


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

dend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified with the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period Capital Management L.P. (the "Adviser") a monthly fee at an annualized rate of 1.10% of the Fund's average daily net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Class A shares of the Fund in relation to the investment record of the Russell 1000 Growth Index. During the six months ended April 30, 2000, the effective advisory fee was at the annualized rate of 1.21% of the Fund's average daily net assets.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), under which the Adviser agreed to waive its fees and, if necessary, reimburse expenses for the period from May 21, 1998 (date of organization of the Fund) to July 31, 1999, to the extent necessary to prevent total fund operating expenses from exceeding the annual rate of 2.50% of average daily net assets for Class A shares and 3.20% of average daily net assets for Class B shares and Class C shares, respectively. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than July 31, 2001, provided that repayment does not result in the Fund's aggregate expenses in those subsequent periods exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses. During the six months ended April 30, 2000, the Premier Portfolio repaid $9,413 of such previously waived and reimbursed expenses to the Adviser. At April 30, 2000, there were no expenses waived and reimbursed by the Adviser that are subject to repayment.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the six months ended April 30, 2000, such fees amounted to $62,000.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $49,428 for the six months ended April 30, 2000.

For the six months ended April 30, 2000, the Fund's expenses were reduced by $3,781 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor") a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The


--------------------------------------------------------------------------------
20 o ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Distributor has advised the Fund that it has received front-end sales charge of $36,944 from the sale of Class A shares and $5,582, $255,931 and $62,205 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2000.

Brokerage commissions paid on investment transactions for the six months ended April 30, 2000, amounted to $446,564, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $3,892,117 and $773,316 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $347,338,527 and $228,707,760, respectively, for the six months ended April 30, 2000. There were no purchases or sales of U.S. government or government agency obligations for the six months ended April 30, 2000.

At April 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $98,380,374 and gross unrealized depreciation of investments was $15,808,652 resulting in net unrealized appreciation of $82,571,722.

The Fund utilized a capital loss carryover of $4,455,022 in the current year.

1. Options Transactions

For hedging purposes, the Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and any change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the costs basis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

Transactions in options written for the six months ended April 30, 2000 were as follows:

                                                   Number of
                                                   Contracts         Premiums
                                                  ============     ============

Options outstanding at beginning of year .....           1,626     $  1,566,891
Options written ..............................           5,392       26,234,006
Options terminated in closing purchase
   transactions ..............................          (6,365)     (23,689,918)
Options expired ..............................             (20)        (265,930)
                                                  ------------     ------------
Options outstanding at April 30, 2000 ........             633     $  3,845,049
                                                  ------------     ------------

2. Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and spe-


--------------------------------------------------------------------------------
20 o ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

cial considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested. During the six months ended April 30, 2000, the Fund was paying an interest expense of approximately 8.00% to respective brokers on the market value of the short sales.

At April 30, 2000, there were no securities sold short outstanding.

NOTE E

Capital Stock

There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C. Each consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

               --------------------------------   --------------------------------
                            Shares                             Amount
               --------------------------------   --------------------------------
               Six Months Ended      Year Ended   Six Months Ended      Year Ended
                 April 30, 2000     October 31,     April 30, 2000     October 31,
                    (unaudited)            1999        (unaudited)            1999
               -------------------------------------------------------------------
Class A
Shares sold           3,819,148       5,441,838       $ 59,197,676    $ 68,849,657
----------------------------------------------------------------------------------
Shares reinvested        40,642              -0-           608,811              -0-
----------------------------------------------------------------------------------
Shares redeemed      (1,708,360)     (2,181,001)       (26,523,774)    (27,737,086)
----------------------------------------------------------------------------------
Net increase          2,151,430       3,260,837       $ 33,282,713    $ 41,112,571
==================================================================================

Class B
Shares sold           4,413,225       5,238,554       $ 67,254,427    $ 66,704,207
----------------------------------------------------------------------------------
Shares reinvested        44,582              -0-           660,267              -0-
----------------------------------------------------------------------------------
Shares redeemed      (1,203,208)     (1,091,630)       (18,426,021)    (13,877,483)
----------------------------------------------------------------------------------
Net increase          3,254,599       4,146,924       $ 49,488,673    $ 52,826,724
==================================================================================

Class C
Shares sold           3,817,783       3,260,171       $ 58,195,065    $ 41,534,082
----------------------------------------------------------------------------------
Shares reinvested        25,294              -0-           374,851              -0-
----------------------------------------------------------------------------------
Shares redeemed        (932,776)     (1,075,227)       (14,206,418)    (13,529,927)
----------------------------------------------------------------------------------
Net increase          2,910,301       2,184,944       $ 44,363,498    $ 28,004,155
==================================================================================


NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2000.


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                          ----------------------------------------------
                                                                             Class A
                                                          ----------------------------------------------
                                                           Six Months                           July 29,
                                                                Ended               Year         1998(a)
                                                            April 30,              Ended              to
                                                                 2000        October 31,     October 31,
                                                          (unaudited)               1999            1998
                                                          ----------------------------------------------
Net asset value, beginning of period ..................   $     14.18        $      9.53     $     10.00
                                                          ----------------------------------------------
Income From Investment Operations
Net investment loss(b) ................................          (.09)              (.22)           (.03)
                                                          ----------------------------------------------
Net realized and unrealized gain (loss) on investments,
  foreign currency and written option transactions ....          2.23               4.87            (.44)
                                                          ----------------------------------------------
Net increase (decrease) in net asset value
  from operations .....................................          2.14               4.65            (.47)
                                                          ----------------------------------------------
Less: Distributions
Distributions from net realized gains .................          (.12)                -0-             -0-
                                                          ----------------------------------------------
Net asset value, end of period ........................   $     16.20        $     14.18     $      9.53
                                                          ==============================================
Total Return
Total investment return based on net asset value(c) ...         15.16%             48.79%          (4.70)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .............   $   131,570        $    84,657     $    25,835
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements .............          1.66%(d)           2.18%           2.50%(d)
  Expenses, before waivers/reimbursements .............          1.66%(d)           2.20%           2.70%(d)
  Net investment loss net of waivers/reimbursements ...         (1.15)%(d)         (1.70)%         (1.19)%(d)
Portfolio turnover rate ...............................            71%                87%             29%

See footnote summary on page 26.


--------------------------------------------------------------------------------
24 o ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                          ----------------------------------------------
                                                                             Class B
                                                          ----------------------------------------------
                                                           Six Months                           July 29,
                                                                Ended               Year         1998(a)
                                                            April 30,              Ended              to
                                                                 2000        October 31,     October 31,
                                                          (unaudited)               1999            1998
                                                          ----------------------------------------------
Net asset value, beginning of period ..................   $     14.03        $      9.49     $     10.00
                                                          ----------------------------------------------
Income From Investment Operations
Net investment loss(b) ................................          (.14)              (.30)           (.04)
                                                          ----------------------------------------------
Net realized and unrealized gain (loss) on investments,
  foreign currency and written option transactions ....          2.20               4.84            (.47)
                                                          ----------------------------------------------
Net increase (decrease) in net asset value
  from operations .....................................          2.06               4.54            (.51)
                                                          ----------------------------------------------
Less: Distributions
Distributions from net realized gains .................          (.12)               -0-              -0-
                                                          ----------------------------------------------
Net asset value, end of period ........................   $     15.97        $     14.03     $      9.49
                                                          ==============================================
Total Return
Total investment return based on net asset value(c) ...         14.75%             47.84%          (5.10)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .............   $   183,629        $   115,624     $    38,887
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements .............          2.37%(d)           2.87%           3.20%(d)
  Expenses, before waivers/reimbursements .............          2.37%(d)           2.89%           3.39%(d)
  Net investment loss net of waivers/reimbursements ...         (1.86)%(d)         (2.40)%         (1.87)%(d)
Portfolio turnover rate ...............................            71%                87%             29%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                          ----------------------------------------------
                                                                             Class C
                                                          ----------------------------------------------
                                                           Six Months                           July 29,
                                                                Ended               Year         1998(a)
                                                            April 30,              Ended              to
                                                                 2000        October 31,     October 31,
                                                          (unaudited)               1999            1998
                                                          ----------------------------------------------
Net asset value, beginning of period ..................   $     14.03        $      9.50     $     10.00
                                                          ----------------------------------------------
Income From Investment Operations
Net investment loss(b) ................................          (.14)              (.30)           (.04)
                                                          ----------------------------------------------
Net realized and unrealized gain (loss) on investments,
  foreign currency and written option transactions ....          2.20               4.83            (.46)
                                                          ----------------------------------------------
Net increase (decrease) in net asset value
  from operations .....................................          2.06               4.53            (.50)
                                                          ----------------------------------------------
Less: Distributions
Distributions from net realized gains .................          (.12)                -0-             -0-
                                                          ----------------------------------------------
Net asset value, end of period ........................   $     15.97        $     14.03     $      9.50
                                                          ==============================================
Total Return
Total investment return based on net asset value(c) ...         14.75%             47.68%          (5.00)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .............   $   116,519        $    61,517     $    20,904
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements .............          2.37%(d)           2.87%           3.20%(d)
  Expenses, before waivers/reimbursements .............          2.37%(d)           2.89%           3.39%(d)
  Net investment loss net of waivers/reimbursements ...         (1.85)%(d)         (2.40)%         (1.85)%(d)
Portfolio turnover rate ...............................            71%                87%             29%

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.


--------------------------------------------------------------------------------
26 o ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

consumer price index (CPI)

An index that measures the cost of living. The CPI is published by the U.S. Bureau of Labor Statistics.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

share

A unit which represents ownership in a mutual fund or stock.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

price-to-earnings (P/E) ratio

What an investor pays for a security versus a company's earnings per share of outstanding stock.


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO o 27

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $394 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 28 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 276 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/00.


--------------------------------------------------------------------------------
28 o ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio and Alliance Select Investor Series Technology Portfolio, which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO o 29

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa,
  Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet,
  Senior Vice President
Alfred Harrison,
  Senior Vice President
Thomas J. Bardong, Vice President
John A. Koltes, Vice President
Daniel Nordby, Vice President
Michael J. Reilly, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten,
  Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

(1)   Member of the Audit Committee.

--------------------------------------------------------------------------------
30 o ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value
Fund Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Limited Maturity Government Fund
Mortgage Securities Income Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO o 31

NOTES


--------------------------------------------------------------------------------
32 o ALLIANCE SELECT INVESTOR SERIES -- PREMIER PORTFOLIO

                                                                 ---------------
Alliance Select Investor Series Premier Portfolio                   BULK RATE
1345 Avenue of the Americas                                       U.S. POSTAGE
New York, NY 10105                                                    PAID
(800) 221-5672                                                    New York, NY
                                                                 Permit No. 7131
                                                                 ---------------

AllianceCapital [LOGO](R)
The Investment Professional's Choice


(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SISPPSR400